      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1998

                                                      REGISTRATION NO. 333-50409
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                               AMENDMENT NO. 3 TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             BECKMAN COULTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                    3826                                   95-1040600
 (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)             CLASSIFICATION CODE NUMBER)                   IDENTIFICATION NO.)
            CALIFORNIA                    BECKMAN INSTRUMENTS (NAGUABO) INC.                    33-0593479
            CALIFORNIA                          HYBRITECH INCORPORATED                          33-0680402
             DELAWARE                        SMITHKLINE DIAGNOSTICS, INC.                       95-1898957
             DELAWARE                            COULTER CORPORATION                            59-1635784
 (STATE OR OTHER JURISDICTION OF              (EXACT NAME OF REGISTRANT                      (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)             AS SPECIFIED IN ITS CHARTER)                  IDENTIFICATION NO.)

                            ------------------------

                          4300 NORTH HARBOR BOULEVARD
                          FULLERTON, CALIFORNIA 92835
                                 (714) 871-4848
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANTS PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 WILLIAM H. MAY
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          4300 NORTH HARBOR BOULEVARD
                          FULLERTON, CALIFORNIA 92835
                                 (714) 871-4848
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:
                              BRIAN G. CARTWRIGHT
                                LATHAM & WATKINS
                       633 WEST FIFTH STREET, SUITE 4000
                         LOS ANGELES, CALIFORNIA 90071
                                 (213) 485-1234
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Third Restated Certificate of Incorporation provides that a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director's duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law (the "DGCL"), or (iv) for any transaction from which the director derived an improper personal benefit.

     The Registrant's Third Restated Certificate of Incorporation and Bylaws provide generally that each person who is or was a director or officer of the registrant shall be indemnified and held harmless by the registrant to the fullest extent authorized by the DGCL. Section 145 of the DGCL permits a corporation, subject to certain limitations, to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or was serving in any of such capacities for another entity at the request of the corporation, against expenses (including attorneys' fees), judgments, fines and certain settlements actually and reasonably incurred by such person.

     The Registrant maintains directors' and officers' liability insurance which covers certain liabilities and expenses of directors and officers of the Registrant and covers the Registrant for reimbursement of payments to directors and officers in respect of such liabilities and expenses.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

  2.1     Stock Purchase Agreement among Coulter Corporation, the
          Stockholders of Coulter Corporation and the Company, dated as of August 29, 1997 (incorporated by reference to Exhibit
          2.1 of the Company's Report on Form 8-K dated November 13,
          1997, File No. 001-10109). [Note: Confidential treatment has been obtained for portions of this document.]
  3.1     Third Restated Certificate of Incorporation of the Company,
          June 5, 1992 (incorporated by reference to Exhibit 3.1 of the Company's Annual Report to the Securities and Exchange
          Commission on Form 10-K for the fiscal year ended December
          31, 1992, File No. 001-10109).
  3.2     Amended and Restated By-Laws of the Company, as of November
          30, 1994 (incorporated by reference to Exhibit 3.2 of the Company's Annual Report to the Securities and Exchange
          Commission on Form 10-K for the fiscal year ended December
          31, 1994, File No. 001-10109).
  4.1* Indenture dated as of March 4, 1998 by and between the Company, The First National Bank of Chicago, as trustee, and
          Beckman Instruments (Naguabo) Inc., SmithKline Diagnostics,
          Inc., Hybritech Incorporated, Coulter Leasing Corporation and Coulter Corporation.
  4.2* Registration Rights Agreement dated March 4, 1998 by and between the Company and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated, Salomon Brothers Inc, Citicorp
          Securities, Inc., Credit Suisse First Boston Corporation,
          Morgan Stanley & Co. Incorporated, BancAmerica Roberston
          Stephens, First Chicago Capital Markets, Inc. and Goldman,
          Sachs & Co.
  4.3*    Specimen Certificate of 7.10% Debentures Due March 4, 2003
          (the "Initial 2003 Notes") (included in Exhibit 4.1 hereto).
  4.4*    Specimen Certificate of 7.10% Debentures Due March 4, 2003
          (the "Exchange 2003 Notes") (included in Exhibit 4.1 hereto).

  4.5*    Specimen Certificate of 7.45% Debentures Due March 4, 2008
          (the "Initial 2008 Notes") (included in Exhibit 4.1 hereto).
  4.6*    Specimen Certificate of 7.45% Debentures Due March 4, 2008
          (the "Exchange 2008 Notes") (included in Exhibit 4.1 hereto).
  5.1* Opinion of Latham & Watkins regarding the validity of the Exchange Notes.
  8.1* Opinion of Latham & Watkins regarding certain federal income tax matters.
 10.1 Credit Agreement dated as of October 31, 1997 by and among the Company, as Borrower, the Initial Lenders and the Initial Issuing Banks named therein, and Citicorp USA, Inc.
          as Agent (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report to the Securities and Exchange
          Commission on Form 10-Q for the quarterly period ended
          September 30, 1997, File No. 001-10109).
 10.2     Guaranty dated as of October 31, 1997 made by each Guarantor
          Subsidiary (as defined in the Credit Agreement, Exhibit 10.1 herein) of the Company, in favor of the Lender Parties (as defined in the Credit Agreement) (incorporated by reference to Exhibit 10.2 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended September 30, 1997, File No.
          001-10109).
 10.3     Line of Credit Promissory Note in favor of Mellon Bank,
          N.A., dated as of October 6, 1993 (incorporated by reference to Exhibit 10.21 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1992, File No. 001-10109).
 10.4 Loan Agreement (Multiple Advance), dated September 30, 1993, between Beckman Instruments (Japan) Limited and the
          Industrial Bank of Japan, Limited (English translation, including certification as to accuracy; original document executed in Japanese) (incorporated by reference to Exhibit
          10.21 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended
          December 31, 1993, File No. 001-10109).
 10.5     Term Loan Agreement, dated as of September 30, 1993, between
          Beckman Instruments (Japan) Limited and Citibank, N.A.,
          Tokyo Branch (incorporated by reference to Exhibit 10.22 of the Company's Annual Report to the Securities and Exchange
          Commission on Form 10-K for the fiscal year ended December
          31, 1993, File No. 001-10109).
 10.6     Term Loan Agreement, dated as of December 9, 1993, between
          Beckman Instruments (Japan) Limited and The Dai-Ichi Kangyo
          Bank Limited (English translation, including certification as to accuracy; original document executed in Japanese)
          (incorporated by reference to Exhibit 10.23 of the Company's
          Annual Report to the Securities and Exchange Commission on
          Form 10-K for the fiscal year ended December 31, 1993, File
          No. 001-10109).
 10.7 Benefit Equity Amended and Restated Trust Agreement between the Company and Mellon Bank, N.A., as Trustee, for assistance in meeting stock-based obligations of the Company, dated as of February 10, 1997 (incorporated by reference to Exhibit 10.7 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997, File No. 001-10109).
 10.8     The Company's Executive Incentive Plan, adopted by the
          Company in 1996 (incorporated by reference to Exhibit 10 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended March 31, 1996, File No. 001-10109).
 10.9 Amendment No. 1 to the Company's Executive Incentive Plan, adopted in 1996 (incorporated by reference to Exhibit 10.9 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended
          December 31, 1996, File No. 001-10109).

 10.10    The Company's Annual Incentive Plan for 1997, adopted by the
          Company in 1997 (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended June 30, 1997, File No. 001-10109).
 10.11 The Company's Incentive Compensation Plan of 1990, amended and restated April 4, 1997, with amendments approved by stockholders April 3, 1997 and effective January 1, 1997
          (incorporated by reference to Exhibit 10 of the Company's
          Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended March 31, 1997, File No. 001-10109).
 10.12    Amendment to the Company's Incentive Compensation Plan of
          1990 adopted December 5, 1997 (incorporated by reference to
          Exhibit 4.1 to Post-Effective Amendment No. 1 to the Form
          S-8 Registration Statement filed January 13, 1998,
          Registration No. 333-24851).
 10.13    The Company's Incentive Compensation Plan, as amended by the
          Company's Board of Directors on October 26, 1988 and as amended and restated by the Company's Board of Directors on March 28, 1989 (incorporated by reference to Exhibit 10.16 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended
          December 31, 1989, File No. 001-10109).
 10.14 Amendment to the Company's Incentive Compensation Plan, adopted December 5, 1997 (incorporated by reference to Exhibit 4.2 to Post Effective Amendment No. 1 to the Form
          S-8 Registration statement, filed January 13, 1998,
          Registration No. 33-31573).
 10.15    Restricted Stock Agreement and Election (Cycle
          Two -- Economic Value Added Incentive Plan), adopted by the
          Company in 1995 (incorporated by reference to Exhibit 10 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended September 30, 1995, File No. 001-10109).
 10.16    Restricted Stock Agreement and Election (Cycle
          Three -- Economic Value Added Incentive Plan), adopted by the Company in 1996 (incorporated by reference to Exhibit
          10.15 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year period ended December 31, 1996, File No. 001-10109).
 10.17    Form of Restricted Stock Agreement, dated as of January 3,
          1997, between the Company and certain of its Executive
          Officers and certain other key employees (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended June 30, 1997, File No.
          001-10109).
 10.18 Beckman Instruments, Inc. Supplemental Pension Plan, adopted by the Company October 24, 1990 (incorporated by reference to Exhibit 10.4 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1990, File No. 001-10109).
 10.19 Amendment 1995-1 to the Company's Supplemental Pension Plan, adopted by the Company in 1995, effective as of October 1, 1993 (incorporated by reference to Exhibit 10.17 of the Company's Annual Report to the Securities and Exchange
          Commission on Form 10-K for the fiscal year ended December
          31, 1996, File No. 001-10109).
 10.20 Amendment 1996-1 to the Company's Supplemental Pension Plan, dated as of December 9, 1996 (incorporated by reference to Exhibit 10.18 of the Company's Annual Report to the
          Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996, File No. 001-10109).
 10.21    Stock Option Plan for Non-Employee Directors (Amended and
          Restated effective as of August 7, 1997), (incorporated by reference to Exhibit 4.1 of the Company's Registration
          Statement on Form S-8 filed with the Securities and Exchange
          Commission on October 8, 1997, Registration No. 333-37429).

 10.22    Form of Change in Control Agreement, dated as of May 1,
          1989, between the Company, certain of its Executive Officers and certain other key employees (incorporated by reference to Exhibit 10.34 of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1989, File No. 001-10109).
 10.23    Agreement Regarding Retirement Benefits of Arthur A.
          Torrellas, adopted December 1, 1993 and dated December 20,
          1993, between the Company and Arthur A. Torrellas
          (incorporated by reference to Exhibit 10.24 of the Company's
          Annual Report to the Securities and Exchange Commission on
          Form 10-K for the fiscal year ended December 31, 1993, File
          No. 001-10109).
 10.24    Amendment to the December 1, 1993 Agreement Regarding
          Retirement Benefits of Arthur A. Torrellas, dated as of May
          30, 1995, between the Company and Arthur A. Torrellas
          (incorporated by reference to Exhibit 10.2 of the Company's
          Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended June 30, 1995, File No. 001-10109).
 10.25    Second Amendment to the December 1, 1993 Agreement Regarding
          Retirement Benefits of Arthur A. Torrellas, dated as of
          December 16, 1996, between the Company and Arthur A.
          Torrellas (incorporated by reference to Exhibit 10.24 of the Company's Annual Report to the Securities and Exchange
          Commission on Form 10-K for the fiscal year ended December
          31, 1996, File No. 001-10109).
 10.26    Third Amendment to the December 1, 1993 Agreement Regarding
          Retirement Benefits of Arthur A. Torrellas, dated as of July
          18, 1997, between the Company and Arthur A. Torrellas
          (incorporated by reference to Exhibit 10.26 of the Company's
          Annual Report to the Securities and Exchange Commission on
          Form 10-K for the fiscal year ended December 31, 1997, File
          No. 001-10109).
 10.27 Agreement Regarding Retirement Benefits of Albert Ziegler, dated June 16, 1995, between the Company and Albert Ziegler
          (incorporated by reference to exhibit 10.22 of the Company's
          Annual Report to the Securities and Exchange Commission on
          Form 10-K/A for the fiscal year ended December 31, 1995, File No. 001-10109).
 10.28    Agreement Regarding Retirement Benefits of Fidencio M.
          Mares, adopted and dated April 30, 1996, between the Company and Fidencio M. Mares (incorporated by reference to Exhibit
          10.3 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended June 30, 1996, File No. 001-10109).
 10.29    Amendment 1997-1 to the Company's Employees' Stock Purchase
          Plan, adopted effective January 1, 1998 and dated October
          20, 1997 (incorporated by reference to Exhibit 10.3 of the Company's Quarterly Report to the Securities and Exchange
          Commission on Form 10-Q for the quarterly period ended
          September 30, 1997, File No. 001-10109).
 10.30 The Company's Executive Deferred Compensation Plan, effective January 1, 1998, dated November 5, 1997
          (incorporated by reference to Exhibit 10.4 of the Company's
          Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended September 30, 1997, File No. 001-10109).
 10.31    The Company's Executive Restoration Plan, effective January
          1, 1998, dated November 5, 1997 (incorporated by reference to Exhibit 10.5 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended September 30, 1997, File No.
          001-10109).
 10.32    The Company's Amended and Restated Deferred Directors' Fee
          Program, amended as of June 5, 1997 (incorporated by reference to Exhibit 10.6 of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarterly period ended September 30, 1997, File No.
          001-10109).

    10.33  Amendment 1997-2 to the Company's Supplemental Pension Plan, adopted as of October 31, 1997
           (incorporated by reference to Exhibit 10.7 of the Company's Quarterly Report to the Securities and
           Exchange Commission on Form 10-Q for the quarterly period ended September 30, 1997, File No.
           001-10109).
    10.34  Form of Restricted Stock Award Agreement between the Company and its non-employee Directors, effective as of October 3, 1997 (incorporated by reference to Exhibit 4.1 of the Company's Registration Statement
           on Form S-8 filed with the Securities and Exchange Commission on October 8, 1997, Registration No.
           333-37429).
    10.35  Form of Stock Option Grant for non-employee Directors (incorporated by reference to Exhibit 4.3 of the
           Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on
           October 8, 1997, Registration No. 333-37429).
    10.36  The Company's Employees' Stock Purchase Plan, amended and restated as of November 1, 1996, filed in connection with the Form S-8 Registration Statement filed with the Securities and Exchange Commission on December 19, 1995, File No. 33-65155 (incorporated by reference to Exhibit 10.29 of the Company's
           Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December
           31, 1997, File No. 001-10109).
    10.37  The Company's Option Gain Deferral Program, dated January 14, 1998 (incorporated by reference to
           Exhibit 4.2 of Post-Effective Amendment No. 1 to the Form S-8 Registration Statement filed with the
           Securities and Exchange Commission on January 13, 1998, Registration No. 333-24851).
    10.38  Form of Coulter's Special Incentive Plan and Sharing Bonus Plan, assumed by the Company October 31,
           1997 (incorporated by reference to Exhibit 10.38 of the Company's Annual Report to the Securities and
           Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997, File No. 001-10109).
    10.39  Distribution Agreement, dated as of April 11, 1989, among SmithKline Beckman Corporation the Company and Allergan, Inc. (incorporated by reference to Exhibit 3 to SmithKline Beckman Corporation's Current
           Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 1989, File No.
           1-4077).
    10.40  Amendment to the Distribution Agreement effective as of June 1, 1989 between SmithKline Beckman
           Corporation, the Company and Allergan, Inc. (incorporated by reference to Exhibit 10.26 of Amendment
           No. 2 to the Company's Form S-1 registration statement, File No. 33-28853).
    10.41  Cross-Indemnification Agreement between the Company and SmithKline Beckman Corporation (incorporated by reference to Exhibit 10.1 of Amendment No. 1 to the Company's Form S-1 registration statement, File No.
           33-24572).
    11.1   Statement regarding computation of per share earnings (incorporated by reference to Note 1 Summary of
           Significant Accounting Policies and Note 13 Earnings Per Share of the Consolidated Financial Statements
           of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997, File No. 001-10109).
    12.1*  Statement of Computation of Ratio of Earnings to Fixed Charges.
    21.1   Subsidiaries (incorporated by reference to Exhibit 21 of the Company's Annual Report to the Securities
           and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997, File No. 001-10109).
    23.1   Consent of KPMG Peat Marwick LLP.
    23.2*  Consent of Arthur Andersen LLP.
    23.3   Consent of KPMG Peat Marwick LLP.
    23.4*  Consent of Boston Biomedical Consultants, Inc.
    24.1*  Power of Attorney of Beckman Instruments, Inc.

 25.1*    Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939 of The First National Bank
          of Chicago.
 27.1     Financial Data Schedule (incorporated by reference to
          Exhibit 27 of the Company's Annual Report to the Securities
          and Exchange Commission on Form 10-K for the fiscal year
          ended December 31, 1997, File No. 001-10109).
 99.1*    Letter of Transmittal dated        , 1998 and certain other
          ancillary documents.

---------------

* Previously filed.

     (b) Financial Statement Schedules:

        None.

                               SCHEDULES OMITTED

     Schedules not listed above are omitted because of the absence of the conditions under which they are required or because the information required by such omitted schedules is set forth in the financial statements or the notes thereto.

ITEM 22. UNDERTAKINGS.

     (a) The undersigned registrants hereby undertake that insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim of indemnification against such liabilities (other than the payment by the registrant of expenses incurred or the registrant in the successful defense of any action, suit paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (b) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into this prospectus pursuant to
Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements on Form S-4 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fullerton, State of California, on the 2nd day of July, 1998.


                                          BECKMAN INSTRUMENTS, INC.

                                          By: /s/ WILLIAM H. MAY
                                            ------------------------------------
                                            Name: William H. May
                                            Title: Vice President, General
                                                   Counsel and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of Form S-4 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fullerton, State of California, on the 2nd day of July, 1998.


                                          BECKMAN INSTRUMENTS (NAGUABO) INC.

                                          By: /s/ WILLIAM H. MAY
                                            ------------------------------------
                                            Name: William H. May
                                            Title: Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of Form S-4 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fullerton, State of California, on the 2nd day of July, 1998.


                                          HYBRITECH INCORPORATED

                                          By: /s/ WILLIAM H. MAY
                                            ------------------------------------
                                            Name: William H. May
                                            Title: Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of Form S-4 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fullerton, State of California, on the 2nd day of July, 1998.


                                          SMITHKLINE DIAGNOSTICS, INC.

                                          By: /s/ D. K. WILSON
                                            ------------------------------------
                                            Name: Dennis K. Wilson
                                            Title: Vice President, Finance

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of Form S-4 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fullerton, State of California, on the 2nd day of July, 1998.


                                          COULTER CORPORATION

                                          By: /s/ WILLIAM H. MAY
                                            ------------------------------------
                                            Name: William H. May
                                            ------------------------------------
                                            Title: Vice President and Assistant
                                              Secretary
                                            ------------------------------------


     Pursuant to the requirements of the Securities Act, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURES                                         TITLE                       DATE
                     ----------                                         -----                       ----
                 /s/ LOUIS T. ROSSO*                        Chairman of the Board, Chief        July 2, 1998
-----------------------------------------------------       Executive Officer and
                   Louis T. Rosso                           Director (Principal Executive
                                                            Officer)

                /s/ JOHN P. WAREHAM*                        President, Chief Operating          July 2, 1998
-----------------------------------------------------       Officer and Director
                   John P. Wareham

                  /s/ D. K. WILSON*                         Vice President, Finance and         July 2, 1998
-----------------------------------------------------       Chief Financial Officer
                  Dennis K. Wilson                          (Principal Financial Officer)

                /s/ JAMES T. GLOVER*                        Vice President and Controller       July 2, 1998
-----------------------------------------------------       (Principal Accounting
                   James T. Glover                          Officer)

                 /s/ HUGH K. COBLE*                         Director                            July 2, 1998
-----------------------------------------------------
                    Hugh K. Coble

                /s/ CAROLYN K. DAVIS*                       Director                            July 2, 1998
-----------------------------------------------------
               Carolyn K. Davis, Ph.D.

                /s/ PETER B. DERVAN*                        Director                            July 2, 1998
-----------------------------------------------------
                   Peter B. Dervan

                 /s/ DENNIS C. FILL*                        Director                            July 2, 1998
-----------------------------------------------------
                   Dennis C. Fill

              /s/ CHARLES A. HAGGERTY*                      Director                            July 2, 1998
-----------------------------------------------------
                 Charles A. Haggerty

                /s/ GAVIN S. HERBERT*                       Director                            July 2, 1998
-----------------------------------------------------
                  Gavin S. Herbert

               /s/ WILLIAM N. KELLEY*                       Director                            July 2, 1998
-----------------------------------------------------
               William N. Kelley, M.D.

               /s/ FRANCIS P. LUCIER*                       Director                            July 2, 1998
-----------------------------------------------------
                  Francis P. Lucier

                     SIGNATURES                                         TITLE                       DATE
                     ----------                                         -----                       ----
               /s/ C. RODERICK O'NEIL*                      Director                            July 2, 1998
-----------------------------------------------------
                 C. Roderick O'Neil

                  /s/ BETTY WOODS*                          Director                            July 2, 1998
-----------------------------------------------------
                     Betty Woods

* Signed by William H. May under Power of Attorney, July 2, 1998.

                       BECKMAN INSTRUMENTS (NAGUABO) INC.


     Pursuant to the requirements of the Securities Act, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURES                                         TITLE                       DATE
                     ----------                                         -----                       ----
                /s/ JOHN P. WAREHAM*                        President (Principal                July 2, 1998
-----------------------------------------------------       Executive Officer)
                   John P. Wareham

                   /s/ PAUL GLYER*                          Treasurer (Principal                July 2, 1998
-----------------------------------------------------       Financial Officer)
                     Paul Glyer

                /s/ JAMES T. GLOVER*                        Vice President and Controller       July 2, 1998
-----------------------------------------------------       (Principal Accounting
                   James T. Glover                          Officer)

                 /s/ WILLIAM H. MAY                         Director                            July 2, 1998
-----------------------------------------------------
                   William H. May

                /s/ DENNIS K. WILSON*                       Director                            July 2, 1998
-----------------------------------------------------
                  Dennis K. Wilson

                /s/ GERALD KIRSCHNER*                       Director                            July 2, 1998
-----------------------------------------------------
                  Gerald Kirschner

* Signed by William H. May under Power of Attorney, July 2, 1998.

                             HYBRITECH INCORPORATED


     Pursuant to the requirements of the Securities Act, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURES                                         TITLE                       DATE
                     ----------                                         -----                       ----
                /s/ JOHN P. WAREHAM*                        President and Director              July 2, 1998
-----------------------------------------------------       (Principal Executive Officer)
                   John P. Wareham

                  /s/ D. K. WILSON*                         Vice President, Finance and         July 2, 1998
-----------------------------------------------------       Chief Financial Officer
                  Dennis K. Wilson                          (Principal Financial Officer)

                /s/ JAMES T. GLOVER*                        Vice President, Controller          July 2, 1998
-----------------------------------------------------       and Director (Principal
                   James T. Glover                          Accounting Officer)

                 /s/ WILLIAM H. MAY                         Director                            July 2, 1998
-----------------------------------------------------
                   William H. May

* Signed by William H. May under Power of Attorney, July 2, 1998.

                          SMITHKLINE DIAGNOSTICS, INC.


     Pursuant to the requirements of the Securities Act, this Amendment No. 3 Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURES                                         TITLE                       DATE
                     ----------                                         -----                       ----
                 /s/ ALBERT ZIEGLER*                        President (Principal                July 2, 1998
-----------------------------------------------------       Executive Officer)
                   Albert Ziegler

                  /s/ D. K. WILSON*                         Vice President, Finance             July 2, 1998
-----------------------------------------------------       (Principal Financial Officer)
                  Dennis K. Wilson

                   /s/ PAUL GLYER*                          Treasurer (Principal                July 2, 1998
-----------------------------------------------------       Accounting Officer)
                     Paul Glyer

                /s/ JOHN P. WAREHAM*                        Director                            July 2, 1998
-----------------------------------------------------
                   John P. Wareham

                /s/ JAMES T. GLOVER*                        Director                            July 2, 1998
-----------------------------------------------------
                   James T. Glover

                 /s/ WILLIAM H. MAY                         Director                            July 2, 1998
-----------------------------------------------------
                   William H. May

* Signed by William H. May under Power of Attorney, July 2, 1998.

                              COULTER CORPORATION


     Pursuant to the requirements of the Securities Act, this Amendment No. 3 Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURES                                         TITLE                       DATE
                     ----------                                         -----                       ----
                 /s/ EDGAR VIVANCO*                         President (Principal                July 2, 1998
-----------------------------------------------------       Executive Officer)
                    Edgar Vivanco

                  /s/ GENE BABCOCK*                         Vice President, Finance             July 2, 1998
-----------------------------------------------------       (Principal Financial Officer)
                    Gene Babcock

                   /s/ PAUL GLYER*                          Treasurer (Principal                July 2, 1998
-----------------------------------------------------       Accounting Officer)
                     Paul Glyer

                /s/ JOHN P. WAREHAM*                        Director                            July 2, 1998
-----------------------------------------------------
                   John P. Wareham

                /s/ JAMES T. GLOVER*                        Director                            July 2, 1998
-----------------------------------------------------
                   James T. Glover

                 /s/ WILLIAM H. MAY                         Director                            July 2, 1998
-----------------------------------------------------
                   William H. May

* Signed by William H. May under Power of Attorney, July 2, 1998.